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                                  EXHIBIT 10.49


                           LOAN AND SECURITY AGREEMENT


This LOAN AND SECURITY AGREEMENT is entered into as of October 22, 1997 by and between SILICON VALLEY BLINK ("Bank") and VISTA MEDICAL TECHNOLOGIES, INC., a Delaware corporation ("Borrower").

                                    RECITALS

Borrower wishes to obtain credit from time to time from Bank, and Bank desires to extend credit to Borrower. This Agreement sets forth the terms on which Bank will advance credit to Borrower, and Borrower will repay the amounts owing to Bank.

                                    AGREEMENT

The parties agree as follows:

1.      DEFINITIONS AND CONSTRUCTION

        1.1 Definitions. As used in this Agreement, the following terms shall have the following definitions:

                "Accounts" means all presently existing and hereafter arising accounts, contract rights, and all other forms of obligations owing to Borrower arising out of the sale or lease of goods (including, without limitation, the licensing of software and other technology) or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and either security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing.

                "Advance" or "Advances" means a loan advance under the Committed Line.

                "Affiliate" means, with respect to any Person, any Person that owns or controls directly or indirectly such Person, any Person that controls or is controlled by or is under common control with such Person, and each of such Person's senior executive officers, directors, partners and, for any Person that is a limited liability company, such Persons, managers and members.

                "Bank Expenses" means all reasonable costs or expenses (including reasonable attorneys' fees and expenses) incurred in connection with the preparation, negotiation, administration, and enforcement of the Loan Documents; and Bank's reasonable attorneys' fees and expenses incurred in amending, enforcing or defending the Loan Documents, (including fees

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and expenses of appeal or review, or those incurred in any Insolvency
Proceeding) whether or not suit is brought.

                "Borrower's Books" means all of Borrower's books and records including, without limitation: ledgers; records concerning Borrower's assets or liabilities, the Collateral, business operations or financial condition; and all computer programs, or tape files, and the equipment, containing such information.

                "Borrowing Base" shall have the meaning set forth in Section
2.1.1 hereof.

                "Business Day" means any day that is not a Saturday, Sunday, or other day on which banks in the State of California are authorized or required to close.

                "Closing Date" means the date of this Agreement.

                "Code" means the California Uniform Commercial Code.

                "Collateral" means the property described on EXHIBIT A attached hereto.

                "Committed Line" means a credit extension of up to Ten Million Dollars ($10,000,000).

                "Contingent Obligation" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to (i) any indebtedness, lease, dividend, letter of credit or other obligation of another, including, without limitation, any such obligation directly or indirectly guaranteed, endorsed, co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable; (ii) any obligations with respect to undrawn letters of credit issued for the account of that Person; and (iii) all obligations arising under any interest rate, currency or commodity swap agreement, interest rate cap agreement, interest rate collar agreement, or other agreement or arrangement designated to protect a Person against fluctuation in interest rates, currency exchange rates or commodity prices; provided, however, that the term "Contingent Obligation" shall not include endorsements for collection or deposit in the ordinary course of business. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determined amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith; provided, however, that such amount shall not in any event exceed the maximum amount of the obligations under the guarantee or other support arrangement.

                "Cost Evidence" shall have the meaning set forth in Section
2.1.1 (a) hereof.

                "Credit Extension" means each Advance and each other extension of credit by Bank for the benefit of Borrower hereunder.

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                "Current Assets" means, as of any applicable date, all
amounts that should, in accordance with GAAP, be included as current assets on the consolidated balance sheet of Borrower and its Subsidiaries as at such date.

                "Current Liabilities" means, as of any applicable date, all amounts that should, in accordance with GAAP, be included as current liabilities on the consolidated balance sheet of Borrower and its Subsidiaries, as at such date, plus, to the extent not already included therein, all outstanding Credit Extensions made under this Agreement, including all Indebtedness that is payable upon demand or within one year from the date of determination thereof unless such Indebtedness is renewable or extendable at the option of Borrower or any Subsidiary to a date more than one year from the date of determination, but excluding Subordinated Debt.

                "Debt Service Ratio" means as of any quarter end period, with respect to the Borrower on a consolidated basis, the ratio of (a) Borrower's earnings after taxes plus depreciation and other non-cash amortization expenses and other non-cash expenses of Borrower for such quarter, to (b) Borrower's obligations relating to the payment of interest and the current principal amounts due on Borrower's outstanding long term Indebtedness, in each case determined in accordance with generally accepted accounting principles, consistently applied.

                "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrowers representations and warranties to Bank set forth in Section 5.4. Unless otherwise agreed to by Bank in writing, Eligible Accounts shall not include the following:

                (a) Accounts that the account debtor has failed to pay within ninety (90) days of invoice date;

                (b) Accounts with respect to an account debtor, fifty percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                (c) Accounts with respect to an account debtor, including Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, except as approved in writing by Bank;

                (d) Accounts with respect to which the account debtor does not have its principal place of business in the United States;

                (e) Accounts with respect to which the account debtor is a federal, state, or local governmental entity or any department, agency, or instrumentality thereof;

                (f) Accounts with respect to which Borrower its liable to the account debtor, but only to the extent of any amounts owing to the account debtor (sometimes referred to as "contra" accounts, e.g. accounts payable, customer deposits, credit accounts etc.);

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                (g)     Accounts generated by demonstration or promotional
equipment, or with respect to which goods are placed on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                (h) Accounts with respect to which the account debtor is an Affiliate, officer, employee, or agent of Borrower;

                (i) Accounts with respect to which the account debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

                (j) Accounts the collection of which Bank reasonably determines to be doubtful.

                "Eligible Usage Agreement" means a Usage Agreement submitted by Borrower to Bank requesting that the Related Equipment covered by such Usage Agreement be the basis for an Advance hereunder and which Agreement is acceptable to the Bank.

                "Equipment" means all present and future machinery, equipment, tenant improvements, furniture, fixtures, vehicles, tools, parts and attachments in which Borrower has any interest.

                "ERISA" means the Employment Retirement Income Security Act of 1974, as amended, and the regulations thereunder.

                "GAAP" means generally accepted accounting principles as in effect in the United States from time to time.

                "Indebtedness" means (a) all indebtedness for borrowed money or the deferred purchase price of property or services, including without limitation reimbursement and other obligations with respect to surety bonds and letters of credit, (b) all obligations evidenced by notes, bonds, debentures or similar instruments, (c) all capital lease obligations and (d) all Contingent Obligations.

                "Insolvency Proceeding" means any proceeding commenced by or against any person or entity under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including assignments for the benefit of creditors, formal or informal moratoria, compositions, extension generally with its creditors, or proceedings seeking reorganization, arrangement, or other relief.

                "Inventory" means all present and future inventory in which Borrower has any interest, including merchandise, raw materials, parts, supplies, packing and shipping materials,

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work in process and finished products intended for sale or lease or to be furnished under a contract of service, of every kind and description now or at any time hereafter owned by or in the custody or possession, actual or constructive, of Borrower, including such inventory as is temporarily out of its custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above.

                "Investment" means any beneficial ownership of (including stock, partnership interest or other securities) any Person, or any loan, advance or capital contribution to any Person.

                "IRC" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

                "Lien" means any mortgage, lien, deed of trust, charge, pledge, security interest or other encumbrance.

                "Loan Availability End Date" shall have the meaning set forth in Section 2.1(a) hereof.

                "Loan Documents" means, collectively, this Agreement, any note or notes executed by Borrower, and any other present or future agreement entered into between Borrower and/or for the benefit of Bank in connection with this Agreement, all as amended, extended or restated from time to time.

                "Material Adverse Effect" means a material adverse effect on
(i) the business operations or condition (financial or otherwise) of Borrower and its Subsidiaries taken as a whole or (ii) the ability of Borrower to repay the Obligations or otherwise perform its obligations under the Loan Documents.

                "Maturity Date" means the date that is thirty (30) months from the date hereof.

                "Negotiable Collateral" means all of Borrower's present and future letters of credit of which it is a beneficiary, notes, drafts, instruments, securities, documents of title, and chattel paper.

                "Obligations" means all debt, principal, interest, Bank Expenses and other amounts owed to Bank by Borrower pursuant to this Agreement or any other agreement, whether absolute or contingent, due or to become due, now existing or hereafter arising, including any interest that accrues after the commencement of an Insolvency Proceeding and including any debt, liability, or obligation owing from Borrower to others that Bank may have obtained by assignment or otherwise.

                "Payment Date" means the first calendar day of each month commencing on the first such date after the Closing Date and ending on the Maturity Date.

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                "Permitted Indebtedness" means:

                        (a) Indebtedness of Borrower in favor of Bank; arising under this Agreement or any other Loan Document;

                        (b) Indebtedness existing on the Closing Date and disclosed in the Schedule;

                        (c)     Subordinated Debt;

                        (d) Indebtedness to trade creditors incurred in the ordinary course of business; and

                        (e)     Indebtedness secured by Permitted Liens.

                "Permitted Investment" means:

                        (a) Investments existing on the Closing Date disclosed in the Schedule;

                        (b)     (i)     marketable direct obligations issued
        or unconditionally guaranteed by the United States of America or any agency or any State thereof. (ii) corporate securities including commercial paper and currently having the highest rating obtainable from either Standard & Poor's Corporation or Moody's Investor's Service. Inc., (iii) certificates of deposit and bankers' acceptances; (iv) repurchase agreements with member banks of the Federal Reserve System and primary dealers limited to securities of the United States federal government; and (v) money market funds consistent with Investments set forth in (i) through (iv) hereof and which provide for daily purchase and redemption together with a constant share price.

                "Permitted Liens" means the following:

                        (a) Any Liens existing on the Closing Date and disclosed in the Schedule or arising under this Agreement or the other Loan Documents:

                        (b) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and as to which adequate reserves are maintained on Borrower's Books in accordance with GAAP, PROVIDED the same have no priority over any of Bank's security interests;

                        (c) Liens (i) upon or in any Equipment acquired or held by Borrower or any of its Subsidiaries to secure the purchase price of such Equipment or indebtedness incurred solely for the purpose of financing the acquisition of such Equipment provided that the amount indebtedness relating thereto shall not exceed $ *** at any one time. or (ii) existing on such equipment at the time of its acquisition, PROVIDED that the Lien is


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        confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                        (d) Liens on Equipment licensed for use by Borrower or any Subsidiary to a third party and on the related Usage Agreement (including proceeds thereof and accessions thereto) incurred solely For the purpose of financing the usage agreement relating to such Equipment:

                        (e) Licenses relating to Borrower's present and future patents, patent applications, copyrights, processes, proprietary information, license rights and related intellectual property items granted to other parties in the ordinary course of business in connection with Borrower's research, development, manufacturing and distribution collaborative efforts with such other parties; and

                        (f) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clauses (a) through (e) above, PROVIDED that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase.

                "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or governmental agency.

                "Prime Rate" means the variable rate of interest, per annum, most recently announced by Bank, as its "prime rate," whether or not such announced rate is the lowest rate available from Bank.

                "Quick Assets" means, as of any applicable date, the unrestricted consolidated cash, cash equivalents, Eligible Accounts and investments with maturities of fewer than one year of Borrower determined in accordance with GAAP.

                "Related Equipment" means, as to any Advance, the Equipment that is financed by that Advance, and any Equipment substituted therefor with Bank's consent.

                "Related Usage Agreement" means, as to any Advance, a Usage Agreement of the Related Equipment, and any Usage Agreement subsequently substituted therefor with the consent of the Bank.

                "Responsible Officer" means each of the Chief Executive Officer, the President the Chief Financial Officer and the Controller of Borrower.

                "Schedule" means the schedule of exceptions attached hereto, if any.


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                "Subordinated Debt" means any debt incurred by Borrower that is subordinated to the debt owing by Borrower to Bank on terms acceptable to Bank (and identified as being such by Borrower and Bank).

                "Subsidiary" means with respect to any Person, corporation, partnership, company association, joint venture, or any other business entity of which more than fifty percent (50%) of the voting stock or other equity interests is owned or controlled, directly or indirectly, by such Person or one or more Affiliates of such Person.

                "Tangible Net Worth" means as of any applicable date the consolidated total assets of Borrower and its Subsidiaries MINUS, without duplication, (i) the sum of any amounts attributable to (a) goodwill, (b) intangible items such as unamortized debt discount and expense, patents, trade and service marks and names, copyrights and research and development expenses except prepaid expenses, and (c) all reserves not already deducted from assets, AND (ii) Total Liabilities.

                "Total Liabilities" means as of any applicable date, any date as of which the amount thereof shall he determined, all obligations that should, in accordance with GAAP be classified as liabilities on the consolidated balance sheet of Borrower, including in any event all Indebtedness, but specifically excluding Subordinated Debt.

                "Usage Agreement" means any usage agreement (including any and all schedules, supplements and amendments thereto and modifications thereof) entered into by Borrower as the licenser of the usage with respect to the Related Equipment, provided that if a usage agreement is a "master usage agreement," such agreement shall be considered as a "Usage Agreement" only insofar as it relates to Related Equipment and the equipment schedule thereto covering Related Equipment.

        1.2 ACCOUNTING AND OTHER TERMS. All accounting terms not specifically defined herein shall be construed in accordance with GAAP and all calculations and determinations made hereunder shall be made in accordance with GASP. When used herein, the term "financial statements" shall include the notes and schedules thereto. The terms "including"/ "includes" shall always be read as meaning "including (or includes) without limitation", when used herein or in any other Loan Document.

2.      LOAN AND TERMS OF PAYMENT

        2.1 CREDIT EXTENSIONS. Borrower promises to pay to the order of Bank, in lawful money of the United States of America, the aggregate unpaid principal amount of all Credit Extensions made by Bank to Borrower hereunder. Borrower shall also pay interest on the unpaid principal amount of all Credit Extensions at rates in accordance with the terms hereof.

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                2.1.1   Advances.

                (a) Subject to the terns and conditions of this Agreement, Bank agrees at any time from the date hereof through the date that is twelve (12) months from the date hereof (the "Loan Availability End Date"), to make Advances to Borrower in an initial principal amount not to exceed the lesser of the Committed Line or the Borrowing Base. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to 100% of the manufacturing cost to the Borrower of the Related Equipment covered by Eligible Usage Agreements; upon request by the Bank, Borrower shall supply evidence to the Bank, that is satisfactory to the Bank in its reasonable discretion of such cost (the "Cost Evidence"). Each Advance shall be in amount equal to at least *** ($ *** ).

                (b) Whenever Borrower desires an Advance prior to the Loan Availability End Date, Borrower will notify Bank by facsimile transmission or telephone no later than 3:00 p.m. Pacific time, on the Business Day that the Advance is to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of EXHIBIT B hereto. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer or a designee of a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer or a designee thereof, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

                (c) Any Advances that are outstanding on the Loan Availability End Date will be payable in eighteen (18) equal monthly installments of principal, plus all accrued interest, with the first of such payments due on November 1, 1998, and continuing with each succeeding payment due and payable on the first day of each month thereafter for the following seventeen (17) consecutive months, and with all Advances and all Obligations relating thereto to be fully due and payable in a final payment no later than April 1. 2000. Advances, once repaid may not be reborrowed.

        2.2 OVERADVANCES. If, at any time or for any reason, the amount of Obligations owed by Borrower to Bank pursuant to Section 2 of this Agreement is greater than the lesser of (i) the Committed Line or (ii) the Borrowing Base, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

        2.3     INTEREST RATES, PAYMENTS, AND CALCULATIONS.

                (a) INTEREST RATE. Except as set forth in Section 2.3(b), any Advances shall bear interest, on the average daily balance thereof, at a per annum rate equal to One and one-half (1.50) percentage points above the Prime Rate.


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                (b)     DEFAULT RATE.  All Obligations shall bear interest,
from and after the occurrence of an Event of Default, at a rate equal to five
(5) percentage points above the interest rate applicable immediately prior to the occurrence of the Event of Default.

                (c) PAYMENTS. Interest hereunder shall be due and payable on each Payment Date. Borrower hereby authorizes Bank to debit any accounts with Bank, including, without limitation, Account Number
   ***    for payments of principal and interest due on the Obligations and any other amounts owing by Borrower to Bank. Bank will notify Borrower of all debits which Bank has made against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder.

                (d) COMPUTATION. In the event the Prime Rate is changed from time to time hereafter, the applicable rate of interest hereunder shall be increased or decreased effective as of 12:01 a.m. on the day the Prime
Rate is changed, by an amount equal to such change in the Prime Rate. All interest chargeable under the Loan Documents shall be computed on the basis of a three hundred sixty (360) day year for the actual number of days elapsed.

        2.4 CREDITING PAYMENTS. Prior to the occurrence of an Event of Default, Bank shall credit a wire transfer of funds, check or other item of payment to such deposit account or Obligation as Borrower specifies. After the occurrence of an Event of Default, the receipt by Bank of any wire transfer of funds, check, or other item of payment, whether directed to Borrower's deposit account with Bank or to the Obligations or otherwise, shall be immediately applied to conditionally reduce Obligations, but shall not be considered a payment in respect of the Obligations unless such payment is of immediately available federal funds or unless and until such check or other item of payment is honored when presented for payment. Notwithstanding anything to the contrary contained herein, any wire transfer or payment received by Bank after 12:00 noon Pacific time shall be deemed to have been received by Bank as of the opening of business on the immediately followings Business Day. Whenever any payment to Bank under the Loan Documents would otherwise be due (except by reason of acceleration) on a date that is not a Business Day, such payment shall instead be due on the next Business Day, and additional fees or interest, as the case may be, shall accrue and be payable for the period of such extension.

        2.5     MANDATORY PREPAYMENTS.  In the event that with respect to any
Advance:

                (a) any Related Equipment shall be lost, wholly destroyed or damaged in any manner whatsoever beyond economically feasible repair;

                (b) any rental payments under a Related Usage Agreement shall be past due beyond ninety (90) days;

                (c) any bankruptcy with respect to a licensee on a Related Usage Agreement shall occur;


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                (d)     any event of default (other than delinquent rent
payments) shall occur with respect to a Related Usage Agreement, or

                (e) any Related Equipment is sold or otherwise disposed of, (each of the foregoing being a "Prepayment Event"),

                then Borrower shall, within ten (10) days after any such occurrence, prepay that portion of such Advance attributable to the Related Usage Agreement or Related Equipment.

        2.6     FEES.  Borrower shall pay to Bank the following:

                (a) FACILITY FEE. A Facility Fee equal to $ *** , which fee shall be due on the Closing Date and shall be fully earned and non-refundable;

                (b) FINANCIAL EXAMINATION AND APPRAISAL FEES. Bank's customary fees and out-of-pocket expenses for Bank's audits of the Collateral, and for each appraisal of Collateral and financial analysis and examination of Borrower performed from time to time by Bank or its agents;

                (c) BANK EXPENSES. Upon demand from Bank, including, without limitation, upon the date hereof, all Bank Expenses incurred through the date hereof, including reasonable attorneys' fees and expenses, and, after the date hereof, all Bank Expenses, including reasonable attorneys' fees and expenses, as and when they become due.

                (d) WARRANTS. Borrower shall, concurrently herewith, provide Lender with warrants to purchase 27,184 shares of Common Stock of the Borrower, at $ 12.875 per share, on the terms and conditions in the Warrant to Purchase Stock and related documents being executed concurrently with this Agreement.

        2.7 ADDITIONAL COSTS. In case any law, regulation, treaty or official directive or the interpretation or application thereof by any court or any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law):

                (a) subjects Bank to any tax with respect to payments of principal or interest or any other amounts payable hereunder by Borrower or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of Bank imposed by the United States of America or any political subdivision thereof);

                (b) imposes, modifies or deems applicable any deposit insurance, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by Bank; or


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                (c)     imposes upon Bank any other condition with respect to
its performance under this Agreement, and the result of any of the foregoing is to increase the cost to Bank, reduce the income receivable by Bank or impose any expense upon Bank with respect to any loans, Bank shall notify Borrower thereof. Borrower agrees to pay to Bank the amount of such increase in cost, reduction in income or additional expense as and when such cost, reduction or expense is incurred or determined, upon presentation by Bank of a statement of the amount and setting forth Bank's calculation thereof, all in reasonable detail, which statement shall be deemed true and correct absent manifest error.

        2.8 TERM. Except as otherwise set forth herein, this Agreement shall become effective on the Closing Date and, subject to Section 12.7, shall continue in full force and effect for a term ending on the Maturity Date. Notwithstanding the foregoing, Bank shall have the right to terminate its obligation to make Credit Extensions under this Agreement immediately and without notice upon clue occurrence and during the continuance of an Event of Default. Notwithstanding termination of this Agreement, Bank's lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

3.      CONDITIONS OF LOANS

        3.1 CONDITIONS PRECEDENT TO INITIAL CREDIT EXTENSION. The obligation of Bank to make the initial Credit Extension is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                (a)     this Agreement;

                (b) a certificate of the Secretary of Borrower with respect to articles, bylaws, incumbency and resolutions authorizing the execution and delivery of this Agreement;

                (c) certified copy of Commercial Finance Lender's License of Borrower;

                (d) Evidence that the Borrower has received at least $20,000,000 in net proceeds from the initial public offering of its common stock;

                (e)     financing statements (Forms UCC-1);

                (f)     insurance certificate;

                (g) payment of the fees and Bank Expenses then due specified in Section 2.5 hereof;

                (h)     Certificate of Foreign Qualification (if applicable);
and

                (i) such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

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        3.2     CONDITIONS PRECEDENT TO ALL CREDIT EXTENSIONS.  The
obligation of Bank to make each Credit Extension, including the initial Credit Extension, is further subject to the following conditions:

                (a)     timely receipt by Bank of:

                        (i)     the Payment/Advance Form as provided in
Section 2.1;

                        (ii) a supplement, form acceptable to the Bank, describing the Related Equipment and the Related Usage Agreements;

                        (iii) all executed original counterparts in the Borrower's possession of the Related Usage Agreements and original guarantees of the Related Usage Agreement, if any, except that if the Usage Agreement consists of a schedule to a master usage agreement, Bank shall receive the originals of such schedule and a copy of the master usage agreement certified by Borrower to be a true and correct copy;

                        (iv) a copy of the notice provided from Borrower to licensee under the Related Usage Agreement that such Agreement will be assigned to the Bank;

                        (v) evidence satisfactory to Bank (including corporate resolutions) that the licensee under the Related Usage Agreement is authorized to enter into such Agreement;

                        (vi) evidence satisfactory to Bank that each item of Related Equipment has been delivered and installed and accepted by licensee of the usage thereof;

                        (vii)   the Cost Evidence, if required by the Bank;

                        (viii) copy of the credit report on the licensee of the usage of the Related Equipment and the guarantor of the such party's obligations to the Borrower, if any, along with Borrower's request for such a report;

                        (ix) copies of such licensee's and guarantor's most recent fiscal year end and interim financial statements;

                        (x) evidence satisfactory to Bank that adequate casualty insurance on the Related Equipment exists with Borrower named as additional loss payee, provided that Bank may designate, in its sole discretion, certain licensees that may be self-insured.

                        (xi) financing statements executed by Borrower, wherein Borrower is named as debtor and Bank as secured party and describing the Related Equipment and the Related Usage Agreements, for filing in each public office (including, without limitation, filing offices in the state or states where the Related Equipment is located) where such filing is necessary or appropriate to perfect the Bank's security interest; and

                        (xii) evidence satisfactory to Bank that Borrower has filed a financing statement or statements in the appropriate public office against the licensee on such Usage Agreement, and a financing statement assignment or assignments (UCC-2) assigning such financing statements to Bank.

                (b)     the representations and warranties contained in
Section 5 shall be true and correct in all material respects on and as of the date of such Payment/Advance Form and on the effective date of each Advance as though made at and as of each such date, and no Event of Default shall have occurred and be continuing, or would result from such Advance. The making of each Advance shall be deemed to be a representation and warranty by the Borrower on the date of such Advance as to the accuracy of the facts referred to in this Section 3.2(b).

4.      CREATION OF SECURITY INTEREST

        4.1 GRANT OF SECURITY INTEREST. Borrower grants and pledges to Bank a continuing security interest in all presently existing and hereafter acquired or arising Collateral in order to secure prompt payment of any and all Obligations and in order to secure prompt performance by Borrower of each of its covenants, and duties under the Loan Documents. Except as set forth in the Schedule, such security interest constitutes a valid, first priority security interest in the presently existing Collateral, and will constitute a valid, first priority security interest in Collateral acquired after the date hereof. Borrower acknowledges that Bank may place a "hold" on any Deposit Account pledged as Collateral to secure the Obligations. Notwithstanding termination of this Agreement, Bank's Lien on the Collateral shall remain in effect for so long as any Obligations are outstanding.

        4.2 DELIVERY OF ADDITIONAL DOCUMENTATION REQUIRED. Borrower shall from time to time execute and deliver to Bank, at the request of Bank, all Negotiable Collateral, all financing statements and other documents that Bank may reasonably request, in form satisfactory to Bank, to perfect and continue perfected Bank's security interests in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents.

        4.3 RIGHT TO INSPECT. Bank (through any of its officers, employees, or agents) shall have the right, upon reasonable prior notice, from time to time during Borrower's usual business hours, to inspect Borrower's Books and to make copies thereof and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, condition of, or any other matter relating to, the Collateral.

5.      REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants as follows:

        5.1 DUE ORGANIZATION AND QUALIFICATION. Borrower and each Subsidiary is a corporation duly existing and in good standing under the laws of its state of incorporation and qualified and licensed to do business in, and is in good standing in, any state in which the conduct of its business or its ownership of property requires that it be so qualified.

        5.2 DUE AUTHORIZATION; NO CONFLICT. The execution, delivery, and performance of the lean Documents are within Borrower's powers, have been duly authorized, and are not in conflict with nor constitute a breach of any provision contained in Borrower's Articles/Certificate of Incorporation or Bylaws, nor will they constitute an event of default under any material agreement to which Borrower is a party or by which Borrower is bound. Borrower is not in default under any agreement to which it is a party or by which it is bound, which default could have a Material Adverse Effect.

        5.3 NO PRIOR ENCUMBRANCES. Borrower has good and indefeasible title to the Collateral, free and clear of Liens, except for Permitted Liens.

        5.4     BONA FIDE USAGE AGREEMENTS.  With respect to each Advance,
(i) each Related Usage Agreement will be the legal, valid, bindings and unenforceable obligation of the licensee named therein, (ii) as to each Related Usage Agreement, there shall be no setoffs, counterclaims or defenses on the part of the licensee of the usage thereunder with respect to the obligation of such licensee to make usage payments, and (iii) the Related Equipment shall have been delivered to and accepted by the licensee thereof at such party's address set forth in the supplement delivered in connection with such Advance.

        5.5 MERCHANTABLE INVENTORY. All Inventory is in all material respects of good and marketable quality, free from all material defects.

        5.6 NAME; LOCATION OF CHIEF EXECUTIVE OFFICE. Except as disclosed in the Schedule, Borrower has not done business and will not without at least thirty (30) days prior written notice to Bank do business under any name other than that specified on the signature page hereof. The chief executive office of Borrower is located at the address indicated in
Section 10 hereof.

        5.7 LITIGATION. Except as set forth in the Schedule, there are no actions or proceedings pending, or, to Borrower's knowledge, threatened by or against Borrower or any Subsidiary before any court or administrative agency in which an adverse decision could have a Material Adverse Effect or a material adverse effect on Borrower's interest or Bank's security interest in the Collateral.

        5.8 NO MATERIAL ADVERSE CHANGE IN FINANCIAL STATEMENTS. All consolidated financial statements related to Borrower and any Subsidiary that have been delivered by Borrower to Bank fairly present in all material respects Borrower's consolidated financial condition as of the date thereof and Borrower's consolidated results of operations for the period then ended. There has not been a material adverse change in the consolidated financial condition of Borrower since the date of the most recent of such financial statements submitted to Bank on or about the Closing Date.

        5.9 SOLVENCY. The fair saleable value of Borrower's assets (including goodwill minus disposition costs) exceeds the fair value of its liabilities; the Borrower is not left with unreasonably small capital after the transactions contemplated by this Agreement; and Borrower is able to pay its debts (including trade debts) as they mature.

        5.10 REGULATORY COMPLIANCE. Borrower and each Subsidiary have met the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. No event has occurred resulting from Borrower's failure to comply with ERISA that is reasonably likely to result in Borrower's incurring any liability that could have a Material Adverse Effect. Borrower is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940. Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System). Borrower has complied with all the provisions of the Federal Fair Labor Standards Act. Borrower has not violated any statutes, laws, ordinances or rules applicable to it, violation of which could have a Material Adverse Effect.

        5.11 ENVIRONMENTAL CONDITION. None of Borrower's or any Subsidiary's properties or assets has ever been used by Borrower or any Subsidiary or, to the best of Borrower's knowledge, by previous owners or operators, in the disposal of, or to produce, store, handle, treat, release, or transport, any hazardous waste or hazardous substance other than in accordance with applicable law; to the best of Borrower's knowledge, none of Borrower's properties or assets has ever been designated or identified in any manner pursuant to any environmental protection statute as a hazardous waste or hazardous substance disposal site, or a candidate for closure pursuant to any environmental protection statute; no lien arising under any environmental protection statute has attached to any revenues or to any real or personal property owned by Borrower or any Subsidiary; and neither Borrower nor any Subsidiary has received a summons, citation, notice or directive from the Environmental Protection Agency or any other federal, state or other governmental agency concerning any action or omission by Borrower or any Subsidiary resulting in the release or other disposition of hazardous waste or hazardous substances into the environment.

        5.12 TAXES. Borrower and each Subsidiary has filed or caused to be filed all tax returns required to be filed on a timely basis, and has paid, or has made adequate provision for the payment of, all taxes reflected therein.

        5.13 SUBSIDIARIES. Borrower does not own any stock, partnership interest or other equity securities of any Person, except for Permitted Investments.

        5.14 GOVERNMENT CONSENT. Borrower and each Subsidiary has obtained all consents, approvals and authorizations of, made all declarations or filings with, and given all notices to, all governmental authorities that are necessary for the continued operation of Borrower's business as currently conducted.

        5.15 FULL DISCLOSURE. No representation, warranty or other statement made by Borrower in any certificate or written statement furnished to Bank contains any untrue statement of a material fact or omits to state a malarial fact necessary in order to make the statements contained in such certificates or statements not misleading.

6.      AFFIRMATIVE COVENANTS

        Borrower covenants and agrees that, until payment in full of all outstanding Obligations, and for so long as Bank may have any commitment to make a Credit Extension hereunder, Borrower shall do all of the following:

        6.1 GOOD STANDING. Borrower shall maintain its and each of its Subsidiaries' corporate existence and good standing in its jurisdiction of incorporation and maintain qualification in each jurisdiction in which the failure to so qualify could have a Material Adverse Effect. Borrower shall maintain, and shall cause each of its Subsidiaries to maintain, to the extent consistent with prudent management of Borrower's business, in force all licenses, approvals and agreements, the loss of which could have a Material Adverse Effect.

        6.2 GOVERNMENT COMPLIANCE. Borrower shall meet, and shall cause each Subsidiary to meet, the minimum funding requirements of ERISA with respect to any employee benefit plans subject to ERISA. Borrower shall comply, and shall cause each Subsidiary to comply, with all statutes, laws, ordinances and government rules and regulations to which it is subject, noncompliance with which could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral.

        6.3 FINANCIAL STATEMENTS, REPORTS, CERTIFICATES. Borrower shall deliver to Bank: (a) as soon as available, but in any event within thirty
(30) days after the end of each month, a company prepared consolidated balance sheet and income statement covering Borrower's consolidated operations during such period, in a form and certified by an officer of Borrower reasonably acceptable to Bank; (b) as soon as available, but in any event within ninety (90) days after the end of Borrower's fiscal year, audited consolidated financial statements of Borrower prepared in accordance with GAAP, consistently applied, together with an unqualified opinion on such financial statements of an independent certified public accounting firm reasonably acceptable to Bank; (c) within five (5) days of filing, copies of all statements, reports and notices sent or made available generally by Borrower to its security holders or to any holders of Subordinated Debt and all reports on Form 10-K, 10-Q and 8-K filed with the Securities and Exchange Commission; (d) promptly upon receipt of notice thereof, a report of any legal actions pending or threatened against Borrower or any Subsidiary that could result in damages or costs to Borrower or any Subsidiary of Five Hundred Thousand Dollars ($500,000) or more; and (e) such budgets, sales projections, operating plans or other financial information as Bank may reasonably request from time to time.

        Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank aged listings of accounts receivable and accounts payable.

        Within thirty (30) days after the last day of each month, Borrower shall deliver to Bank with the monthly financial statements a Compliance Certificate signed by a Responsible Officer in substantially the form of EXHIBIT D hereto.

        Bank shall have a right from time to time hereafter to audit Borrowers Accounts at Borrower's expense, provided that such audits will be conducted no more often than every six (6) months unless an Event of Default has occurred and is continuing.

        6.4 INVENTORY; RETURNS. Borrower shall keep all Inventory in good and marketable condition, free from all material defects. Returns and allowances, if any, as between Borrower and its account debtors shall be on the same basis and in accordance with the usual customary practices of Borrower, as they exist at the time of the execution and delivery of this Agreement. Borrower shall promptly notify Bank of all returns and recoveries and of all disputes and claims, where the return, recovery, dispute or claim
involves more than     ***    ($  ***  ).

        6.5 TAXES. Borrower shall make, and shall cause each Subsidiary to make, due and timely payment or deposit of all material federal, state, and local taxes, assessments, or contributions required of it by law and will execute and deliver to Bank, on demand, appropriate certificates attesting to the payment or deposit thereof; and Borrower will make, and will cause each Subsidiary to make, timely payment or deposit of all material tax payments and withholding taxes required of it by applicable laws, including, but not limited to, those laws concerning F.I.C.A. F.U.T.A., state disability, and local, state, and federal income taxes, and will, upon request, furnish Bank with proof satisfactory to Bank indicating that Borrower or a Subsidiary has made such payments or deposits; provided that Borrower or a Subsidiary need not make any payment if the amount or validity of such payment is (I) contested in good faith by appropriate proceedings, (ii) is reserved against (to the extent required by GAAP) by Borrower and (iii) no lien other than a Permitted Lien results.

        6.6     INSURANCE.

                6.6.1 Borrower, at its expense, shall keep the Collateral insured against loss or damage by fire, theft, explosion, sprinklers, and all other hazards and risks, and in such amounts, as ordinarily insured against by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. Borrower shall also maintain insurance relating to Borrower's ownership and use of the Collateral in amounts and of a type that are customary to businesses similar to Borrower's.

                6.6.2 All such policies of insurance shall be in such form, with such companies, and in such amounts as are reasonably satisfactory to Bank. All such policies of property insurance shall contain a lender's loss payable endorsement, in a form satisfactory to Bank, showing Bank as an additional loss payee thereof and all liability insurance policies shall show the Bank as an additional insured, and shall specify that the insurer must give at least twenty (20) days notice to Bank before canceling its policy for any reason. At Bank request, Borrower shall


*** Portions of this page have been omitted pursuant to request for Confidential Treatment and filed separately with the Commission.

deliver to Bank certified copies of such policies of insurance and evidence of the Payments of all premiums therefor. All proceeds payable under any such policy shall, at the option of Bank, be payable to Bank to be applied on account of the Obligations.

        6.7 PRINCIPAL DEPOSITORY. Borrower shall maintain its principal depository and operating accounts with Bank.

        6.8 QUICK RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities of at least *** to *** .

        6.9 DEBT-NET WORTH RATIO. Borrower shall maintain, as of the last day of each calendar month, a ratio of Total Liabilities less Subordinated Debt to Tangible Net Worth plus Subordinated Debt of not more than *** to *** .

        6.10 TANGIBLE NET WORTH. Borrower shall maintain, as of the last day of each fiscal quarter, a Tangible Net Worth of not less than $ *** PLUS
 *** % of the net proceeds that the Borrower receives from equity financing transactions consummated after June 30, 1997 plus the amount of positive income for such quarter, provided that if Borrower incurs a loss for such quarter then MINUS such loss up to the permitted maximum loss amount relating to such quarter as set forth in Section 6.11 hereof.

        6.11 PROFITABILITY. Borrower shall not incur losses (after taxes) in amounts greater than the following for each indicated period: $ *** for the fiscal quarter ending September 30, 1997; $ *** for the fiscal quarter ending December 31, 1997; $ *** for the fiscal quarter ending March 31, 1998; and $ *** for the fiscal quarter ending June 30, 1998.

        6.12 LIQUIDITY COVENANT. Subject to compliance with the provisions of Section 6.13 hereof, Borrower shall maintain, as of the last calendar day of each month, a ratio of (I) unrestricted Quick Assets of Borrower to (II) the amount of Obligations hereunder, of at least *** to
*** .

        6.13 DEBT SERVICE RATIO. Subject to the following sentence, Borrower, on a consolidated basis, shall maintain, as of the last day of each monthly, a Debt Service Ratio of at least *** to *** . This covenant shall become effective at such time that the Borrower is able to comply herewith; at such time Borrower shall no longer be required to comply with the Liquidity Covenant set forth in Section 6.12.

        6.14 LOCKBOX ARRANGEMENT. Borrower shall assist Bank in the establishment of a lockbox arrangement in favor of Bank for the payments that the Borrower receives with respect to the Usage Agreements. Such arrangement and the provisions relating thereto, including, without limitation, the application of the proceeds collected by the Bank under such arrangement, shall be established within _____ days hereof and shall be satisfactory to the Bank in its reasonable discretion.


*** Portions of this page have been omitted pursuant to request for Confidential Treatment and filed separately with the Commission.

        6.15 FURTHER ASSURANCES. At any time and from time to time Borrower shall execute and deliver such further instruments and take such further action as may reasonably be requested by Bank to effect the purposes of this Agreement.

7.      NEGATIVE COVENANTS

        Borrower covenants and agrees that, so long as any Credit Extension hereunder shall be available and until payment in full of the outstanding Obligations or for so long as Bank may have any commitment to make any Advances, without the prior written consent of the Bank, Borrower will not do any of the following:

        7.1 DISPOSITIONS. Convey, sell, lease, transfer or otherwise dispose of (collectively, a "Transfer"), or permit any of its Subsidiaries to Transfer, all or any part of its business or property, other than Transfers:
(i) of inventory in the ordinary course of business, (ii) of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its Subsidiaries in the ordinary course of business, (iii) that constitute payment of normal and usual operating expenses in the ordinary course of business; or (iv) of worn-out or obsolete Equipment.

        7.2 CHANGES IN BUSINESS OR OWNERSHIP, BUSINESS LOCATIONS. Engage in any business, or permit any of its Subsidiaries to engage in any business, other than the businesses currently engaged in by Borrower and any business substantially similar or related thereto (or incidental thereto), or suffer a change in Borrower's ownership of greater than *** %. Borrower will not, without a least thirty (30) days prior written notification to Bank, relocate its chief executive office or add any new offices or business locations.

        7.3 MERGERS OR ACQUISITIONS. Merge or consolidate, or permit any of its Subsidiaries to merge or consolidate, with or into any other business organization, or acquire, or permit any of its Subsidiaries to acquire, all or substantially all of the capital stock or property of another Person, unless the Borrower is the surviving corporation in the merger and the aggregate value of the assets acquired in the merger do not exceed *** % of Borrower's Tangible Net Worth as of the end of the month prior to the effective date of the merger, and the assets of the corporation or entity acquired in the merger are not subject to any liens or encumbrances, except Permitted Liens, provided that at the time of entering into such a transaction no Default or Event of Default is then occurring or would otherwise arise upon the consummation of such transaction.

        7.4 INDEBTEDNESS. Create, incur, assume or be or remain liable with respect to any Indebtedness, or permit any Subsidiary so to do, other than Permitted Indebtedness.

        7.5 ENCUMBRANCES. Create, incur, assume or suffer to exist any Lien with respect to any of its property, or assign or otherwise convey any right to receive income, including the sale of any Accounts, or permit any of its Subsidiaries so to do, except for Permitted Liens.


*** Portions of this page have been omitted pursuant to request for Confidential Treatment and filed separately with the Commission.

        7.6 DISTRIBUTIONS. Pay any dividends or make any other distribution or payment on account of or in redemption, retirement or purchase of any capital stock.

        7.7 INVESTMENTS, LOANS; GUARANTEES. Directly or indirectly acquire or own, or make any Investment in or to any Person, or permit any of its Subsidiaries so to do, other than Permitted Investments, or make any loans of any money or any other assets to any Person, or guarantee or otherwise become liable with respect to the obligations of any other Person, other than respect to loans by the Borrower to employees of the Borrower in an aggregate amount not to exceed $ *** outstanding at any one time, provided that at the time of the making of any such loan no Default or Event of Default is then occurring or would otherwise arise upon the making of such loan.

        7.8 TRANSACTIONS WITH AFFILIATES. Directly or indirectly enter into or permit to exist any material transaction with any Affiliate of Borrower except for transactions that are in the ordinary course of Borrower's business, upon fair and reasonable terms that are no less favorable to Borrower than would be obtained in an arm's length transaction with a nonaffiliated Person.

        7.9 SUBORDINATED DEBT. Make any payment in respect of any Subordinated Debt, or permit any of its Subsidiaries to make any such payment, except in compliance with the terms of such Subordinated Debt, or amend any provision contained in any documentation relating to the Subordinated Debt without Bank's prior written consent.

        7.10 INVENTORY. Store the Inventory with a bailee, warehousman, or similar party unless Bank has received a pledge of any warehouse receipt covering such Inventory. Except for Inventory sold in the ordinary course of business and except for such other locations as Bank may approve in writing, Borrower shall keep the Inventory only at the location set forth in Section 10 hereof and such other locations of which Borrower gives Bank prior written notice and as to which Borrower signs and files a financing statement where needed to perfect Bank's security interest.

        7.11 COMPLIANCE. Become an "investment company" or a company controlled by an "investment company," within the meaning of the Investment Company Act of 1940, or become principally engaged in, or undertake as one of its important activities, the business of extending credit for the purpose of purchasing or carrying margin stock, or use the proceeds of any Advance for such purpose; fail to meet the minimum funding requirements of ERISA; permit a Reportable Event or Prohibited Transaction, as defined in ERISA, to occur, fail to comply with the Federal Fair Labor Standards Act or violate any other law or regulations, which violation could have a Material Adverse Effect or a material adverse effect on the Collateral or the priority of Bank's Lien on the Collateral; or permit any of its Subsidiaries to do any of the foregoing.


*** Portions of this page have been omitted pursuant to request for Confidential Treatment and filed separately with the Commission.

8.      EVENTS OF DEFAULT

        Any one or more of the following events shall constitute an Event of Default by Borrower under this Agreement:

        8.1 PAYMENT DEFAULT. If Borrower fails to pay, when due, any of the Obligations.

        8.2     COVENANT DEFAULT.

                (a) If Borrower fails to perform any obligation under Sections 6.3, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, 6.12, 6.13, 6.14 or 6.15 or
violates any of the covenants contained in Article 7 of this Agreement, or

                (b) If Borrower fails or neglects to perform, keep, or observe any other material terms, provision, condition, covenant, or agreement contained in this Agreement, in any of the Loan Documents, or in any other present or future agreement between Borrower and Bank and as to any default under such other term, provision, condition, covenant or agreement that can be cured, has failed to cure such default within ten (10) days after the occurrence thereof; provided, however, that if the default cannot by its nature be cured within the ten (10) day period or cannot after diligent attempts by Borrower be cured within such ten (10) day period, and such default is likely to be cured within a reasonable time, then Borrower shall have an additional reasonable period (which shall not in any case exceed thirty (30) days) to attempt to cure such default, and within such reasonable time period the failure to have cured such default shall not be deemed an Event of Default (provided that no Advances will be required to be made during such cure period);

        8.3 MATERIAL ADVERSE CHANGE. If there (i) occurs a material adverse change in the business, operations, or condition (financial or otherwise) of the Borrower, or (ii) is a material impairment of the prospect of repayment of any portion of the Obligations or (iii) is a material impairment of the value or priority of Bank's security interests in the Collateral;

        8.4 ATTACHMENT. If any material portion of Borrower's assets is attached, seized, subjected to a writ or distress warrant, or is levied upon, or comes into the possession of any trustee, receiver or person acting in a similar capacity and such attachment, seizure, writ or distress warrant or levy has not been removed, discharged or rescinded within ten (10) days, or if Borrower is enjoined, restrained, or in any way prevented by court order from continuing to conduct all or any material part of its business affairs, or if a judgment or other claim becomes a lien or encumbrance upon any material portion of Borrower's assets, or if a notice of lien, levy, or assessment is filed of record with respect to any of Borrower's assets by the United States Government, or any department, agency, or instrumentality thereof, or by any state, county, municipal, or governmental agency, and the same is not paid within ten (10) days after Borrower receives notice thereof, provided that none of the foregoing shall constitute an Event of Default where such action or event is stayed or an adequate bond has been posted pending a good faith contest by Borrower (provided that no Credit Extensions will be required to be made during such cure period);

        8.5 INSOLVENCY. If Borrower becomes insolvent, or if an Insolvency Proceeding is commenced by Borrower, or if an Insolvency Proceeding is commenced against Borrower and is not dismissed or stayed within 30 days (provided that no Advances will be made prior to the dismissal of such Insolvency Proceeding);

        8.6 OTHER AGREEMENTS. If there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any Indebtedness in an amount in excess of One Hundred Thousand Dollars ($100,000) or that could have a Material Adverse Effect:

        8.7 SUBORDINATED DEBT. If Borrower makes any payment on account of Subordinated Debt, except to the extent such payment is allowed under any subordination agreement entered into with Bank;

        8.8 JUDGMENTS. If a judgment or judgments for the payment of money in an amount, individually or in the aggregate, of at least Fifty Thousand Dollars ($50,000) shall be rendered against Borrower and shall remain unsatisfied and unstayed for a period of ten (10) days (provided that no Credit Extensions will be made prior to the satisfaction or stay of such judgment); or

        8.9 MISREPRESENTATIONS. If any material misrepresentations or material misstatement exists now or hereafter in any warranty or representation set forth herein or in any certificate or writing delivered to Bank by Borrower or any Person acting on Borrower's behalf pursuant to this Agreement or to induce Bank to enter into this Agreement or any other Loan Document.

9.      BANK'S RIGHTS AND REMEDIES

        9.1 RIGHTS AND REMEDIES. Upon the occurrence and during the continuance of an Event of Default, Bank may, at its election, without notice of its election and without demand, do any one or more of the following, all of which are authorized by Borrower:

                (a) Declare all Obligations, whether evidenced by this Agreement, by any of the other Loan Documents, or otherwise, immediately due and payable (provided that upon the occurrence of an Event of Default described in Section 8.5 all Obligations shall become immediately due and payable without any action by Bank);

                (b) Cease advancing money or extending credit to or for the benefit of Borrower under this Agreement or under any other agreement between Borrower and Bank;

                (c) Exercise any rights of Borrower as lessor under the Related Usage Agreements, commence direct collections of amounts due under the Related Usage Agreements, settle or adjust disputes and claims directly with licensees of usage thereunder for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                (d) Settle or adjust disputes and claims directly with account debtors for amounts, upon terms and in whatever order that Bank reasonably considers advisable;

                (e) Without notice to or demand upon Borrower, make such payments and do such acts as Bank considers necessary or reasonable to protect its security interest in the Collateral. Borrower agrees to assemble the Collateral if Bank so requires, and to make the Collateral available to Bank as Bank my designate. Borrower authorizes Bank to enter the premises where the Collateral is located, to take and maintain possession of the Collateral, or any part of it, and to pay, purchase, contest, or compromise any encumbrances, charge or lien which in Bank's determination appears to be prior or superior to its security interest and to pay all expenses incurred in connection therewith. With respect to any of Borrower's premises, Borrower hereby grants Bank a license to enter such premises and to occupy the same, without charge in order to exercise any of Bank's rights or remedies provided herein, at law, in equity, or otherwise;

                (f) Without notice to Borrower set off and apply to the Obligations any and all (i) balances and deposits of Borrower held by Bank, or (ii) indebtedness at any time owing to or for the credit or the account of Borrower held by Bank;

                (g) Ship, reclaim, recover, store, finish, maintain, repair, prepare for sale, advertise for sale, and sell (in the manner provided for herein) the Collateral. Bank is hereby granted a non-exclusive, royalty-free license or other right, solely pursuant to the provisions of this Section 9.1, to use, without charge, Borrower's labels, patents, copyrights, mask words, rights of use of any name, trade secrets, trade names, trademarks, service marks, and advertising matter, or any property of a similar nature, as it pertains to the Collateral in completing production of, advertising for sale, and selling any Collateral and, in connection with Bank's exercise of its rights under this Section 9.1, Borrower's rights under all licenses and all franchise agreements shall inure to Bank's benefit;

                (h) Sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and at such places (including Borrower's premises) as Bank determines is commercially reasonable, and apply the proceeds thereof to the Obligations in whatever manner or order it deems appropriate;

                (i) Bank may credit bid and purchase at any public sale, or at any private sale as permitted by law; and

                (j) Any deficiency that exists after disposition of the Collateral as provided above will be paid immediately by Borrower.

        9.2 POWER OF ATTORNEY. Effective only upon the occurrence and during the continuance of an Event of Default, Borrower hereby irrevocably appoints Bank (and any of Bank's designated officers, or employees) as Borrower's true and lawful attorney to: (a) send requests for verification of Accounts or notify account debtors of Bank's security interest in the Accounts; (b) endorse Borrower's name on any checks or other forms of payment or security that may come into Bank's possession; (c) sign Borrower's name on any invoice or bill of lading relating to any Account, drafts against account debtors, schedules and assignments of Accounts, verifications of Accounts, and notices to account debtors; (d) make, settle, and adjust all claims under an decisions with respect to Borrower's policies of insurance; and (e) settle and adjust disputes and claims respecting the accounts directly with account debtors, for amounts and upon terms which Bank determines to be reasonable; provided Bank may exercise such power of attorney to sign the name of Borrower on any of the documents described in Section 4.2 regardless of whether an Event of Default has occurred. The appointment of Bank as Borrower's attorney in fact, and each and every one of the Bank's rights and powers, being coupled with an interest, is irrevocable until all of the Obligations have been fully repaid and performed and Bank's obligation to provide advances hereunder is terminated.

        9.3 ACCOUNTS COLLECTION. Upon the occurrence and during the continuance of an Event of Default, Bank may notify any Person owing funds to Borrower of Bank's security interest in such funds and verify the amount of such Account. Borrower shall collect all amounts owing to Borrower for Bank, receive in trust all payments as Bank's trustee, and if requested or required by Bank, immediately deliver such payments to Bank in their original form as received from the account debtor, with proper endorsements for deposit.

        9.4 BANK EXPENSES. If Borrower fails to pay any amounts or furnish any required proof of payment due to third persons or entities, as required under the terms of this Agreement, then Bank may do any or all of the following: (a) make payment of the same or any part thereof; (b) set up such reserves under the Committed Line as Bank deems necessary to protect Bank from the exposure created by such failure; or (c) obtain and maintain insurance policies of the type discussed in Section 6.6 of this Agreement, and take any action with respect to such policies as Bank deems prudent. Any amounts so paid or deposited by Bank shall constitute Bank Expenses, shall be immediately due and payable, and shall bear interest at the then applicable rate hereinabove provided, and shall be secured by Collateral. Any payments made by Bank shall not constitute an agreement by Bank to make similar payments in the future or a waiver by Bank of any Event of Default under this Agreement.

        9.5 BANK'S LIABILITY FOR COLLATERAL. So long as Bank complies with reasonable banking practices, Bank shall not in any way or manner be liable or responsible for: (a) the safekeeping of the Collateral; (b) any loss or damage thereto occurring or arising in any manner or fashion from any cause; (c) any diminution in the value thereof; or (d) any act or default of any carrier, warehouseman, bailee, forwarding agency, or other person whomsoever. All risk of loss, damage or destruction of the Collateral shall be borne by the Borrower.

        9.6 REMEDIES CUMULATIVE. Bank's rights and remedies under this Agreement, the Loan

Documents and all other agreements shall be cumulative. Bank shall have all other rights and remedies not expressly set forth herein as provided under the Code, by law, or in equity. No exercise by Bank of one right or remedy shall be deemed an election, and no waiver by Bank of any Event of Default on Borrower's part shall be deemed a continuing waiver. No delay by Bank shall constitute a waiver, election, or acquiescence by it. No waiver by Bank shall be effective unless made in a written document signed on behalf of Bank and then shall be effective only in the specific instance and for the specific purpose for which it was given.

        9.7 DEMAND; PROTEST. Borrower waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension, or renewal of accounts, documents, instruments, chattel paper, and guarantees at any time held by Bank on which Borrower may in any way be liable.

10.     REPOSSESSION AND REMARKETING

        10.1    REQUEST TO REPOSSESS; REMARKETING.

                (a) Upon Bank's determination that a default exists under a Related Usage Agreement, and that such default remains uncured with the time, if any, for curing the same permitted by the Related Usage Agreement, Bank, as secured party under this Agreement, may request Borrower to act as its agent, and upon such request Borrower will, as such agent, use diligent efforts to repossess the Equipment subject to such Related Usage Agreement as promptly and efficiently as is legally permissible. Thereafter Borrower will refurbish and update, as needed, and, for a period of one hundred twenty
(120) days or such other period as Borrower and Bank may agree upon in writing from the date the Equipment is repossessed (the "Remarketing Period"), attempt to sell or release such Equipment on such terms and conditions as reflect fair market value for similar equipment and are acceptable to Bank, in its sole discretion. Borrower shall give no less priority to remarketing Equipment pursuant to this Section 10.1 than they would similar equipment owned, leased or managed by Borrower. The obligations of Borrower to remarket such Equipment for sale or lease shall include, but not be limited to, efforts to lease such Equipment to new or established lessees, efforts to sell such Equipment, preparation and supervision of the documentation of each transaction and an accounting of the activities referred to in this Section 10.1, including information relative to the status of negotiations for offers made in respect of such Equipment.

                (b) If Borrower has not remarketed any Equipment at the conclusion of the Remarketing Period, upon notice from Bank, Borrower's exclusive right to remarket shall terminate and Bank shall have the right to remarket such Equipment on terms and conditions satisfactory to it. If Bank remarkets the equipment, it shall retain proceeds in an amount equal to all amounts due with respect to the Advance financing the Usage Agreement to which such Equipment was subject and shall remit the excess proceeds to Borrower.

                (c) Nothing contained in this Section 10.1 shall be deemed to constitute a release by Bank of its security interest in any of the Collateral. Bank shall release its security interest in Equipment that has been sold pursuant to this Section 10.1.

        10.2 REMARKETING EXPENSES. Remarketing expenses shall be for the account of the party incurring such expenses and shall be recoverable from proceeds realized by the party remarketing the Equipment.

11.     NOTICES

        Unless otherwise provided in this Agreement, all notices or demands by any party relating to this Agreement or any other agreement entered into in connection herewith shall be in writing and (except for financial statements and other informational documents which may be sent by firstclass mail, postage prepaid) shall be personally delivered or sent by a recognized overnight delivery service, by certified mail, postage prepaid, return receipt requested, or by telefacsimile to Borrower or to Bank, as the case may be, at its addresses set forth below:

        If to Borrower                  Vista Medical Technologies, Inc.
                                        5451 Avenida Encinas, Suite A
                                        Carlsbad, California 92008
                                        Attn: Robert De Vaere
                                        FAX: 760-603-9170

        If to Bank                      Silicon Valley Bank
                                        5414 Oberlin Drive, Suite 230
                                        San Diego, CA 92121
                                        Attn: Manager
                                        FAX: 619-535-1611

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to the other.

12.     CHOICE OF LAW AND VENUE; JURY WAIVER

        The Loan Documents shall be governed by, and construed in accordance with, the internal laws of the State of California, without regard to principles of conflicts of law. Each of Borrower and Bank hereby submits to the exclusive jurisdiction of the stare and Federal courts located in the County of San Diego, State of California. BORROWER AND BANK EACH HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH PARTY RECOGNIZES AND AGREES THAT THE FOREGOING WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR IT TO ENTER INTO THIS AGREEMENT. EACH PARTY

REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY, AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

13.     GENERAL PROVISIONS

        13.1 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the respective successors and permitted assigns of each of the parties; PROVIDED, HOWEVER, that neither this Agreement nor any rights hereunder may be assigned by Borrower without Bank's prior written consent, which consent may be granted or withheld in Bank's sole discretion. Bank shall have the right without the consent of or notice to Borrower to sell, transfer, negotiate, or grant participation in all or any part of, or any interest in, Bank's obligations, rights and benefits hereunder.

        13.2 INDEMNIFICATION. Borrower shall, indemnify, defend, protect and hold harmless Bank and its officers, employees, and agents against: (a) all obligations. demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by the Loan Documents, and (b) all losses or Bank Expenses in any way suffered, incurred, or paid by Bank as a result of or in any way arising out of, following, or consequential to transactions between Bank and Borrower whether under the Loan Documents, or otherwise (including without limitation reasonable attorneys fees and expenses), except for losses caused by Bank's gross negligence or willful misconduct.

        13.3 TIME OF ESSENCE. Time is of the essence for the performance of all obligations set forth in this Agreement.

        13.4 SEVERABILITY OF PROVISIONS. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision.

        13.5 AMENDMENTS IN WRITING, INTEGRATION. This Agreement cannot be amended or terminated except by a writing signed by Borrower and Bank. All prior agreements, understandings, representations, warranties, and negotiations between the parties hereto with respect to the subject matter of this Agreement, if any, are merged into this Agreement and the Loan Documents.

        13.6 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Agreement.

        13.7 SURVIVAL. All covenants, representations and warranties made in this Agreement shall continue in full force and effect so long as any Obligations remain outstanding. The obligations of Borrower to indemnify Bank; with respect to the expenses. damages, losses, costs and liabilities described in Section 13.2 shall survive until all applicable statute of limitations periods with respect to actions that may be brought against Bank have run.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                                        VISTA MEDICAL TECHNOLOGIES, INC.


                                        By: /s/John Lyon
                                            ----------------------------------
                                        Title: President/CEO
                                              --------------------------------

                                        By: /s/ Robert DeVaere
                                            ----------------------------------
                                        Title: CFO
                                              --------------------------------

                                        SILICON VALLEY BANK


                                        By: /s/ Susan Batchen
                                            ----------------------------------
                                        Title: Vice President
                                              --------------------------------

                                   EXHIBIT A

The Collateral shall consist of all right, title and interest of Borrower in and to the following.

(a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

(b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above;

(c) All contract rights and general intangibles now owned or hereafter acquired, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements' franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

(d) All now existing and hereafter arising accounts, contract rights. royalties. license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower;

(e) All documents, cash, deposit accounts, securities, investment property, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

(f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, now owned or hereafter acquired; all mask work or similar rights available for the protection of semiconductor chips, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

(g) All Borrower's Books relating to the foregoing and any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                      EXHIBIT B

                     LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

                DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO:     CENTRAL CLIENT SERVICE DIVISION       DATE:
                                                   --------------------

FAX#:                                      TIME:
     ----------------------------------         -----------------------

FROM:
     ------------------------------------------------------------------
                BORROWER'S NAME

FROM:
     ------------------------------------------------------------------
                AUTHORIZED SIGNER'S NAME

-----------------------------------------------------------------------
                AUTHORIZED SIGNATURE

PHONE:
      -----------------------------------------------------------------

FROM ACCOUNT #                          TO ACCOUNT #
              -----------------                     -------------------

-----------------------------------------------------------------------
REQUESTED TRANSACTION TYPE                       REQUEST DOLLAR AMOUNT
--------------------------                       ---------------------
PRINCIPAL INCREASE (ADVANCE)                     $
                                                  --------------------
PRINCIPAL PAYMENT (ONLY)                         $
                                                  --------------------
INTEREST PAYMENT (ONLY)                          $
                                                  --------------------
PRINCIPAL AND INTEREST (PAYMENT)                 $
                                                  --------------------
OTHER INSTRUCTIONS:
                    --------------------------------------------------
-----------------------------------------------------------------------

All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Advance Request; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

                                  EXHIBIT C

                                  [RESERVED]

                                      EXHIBIT D

                                COMPLIANCE CERTIFICATE

TO:             SILICON VALLEY BANK

FROM:


The undersigned authorized officer of _______________________________ hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending with all acquired covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The Officer expressly acknowledges that no borrowings may be requested by the Borrower at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that such compliance is determined not just at the date this certificate is delivered.

    PLEASE INDICATE COMPLIANCE STATUS BY CIRCLING YES/NO UNDER "COMPLIES"
COLUMN.

 REPORTING COVENANT          REQUIRED                        COMPLIES
 ------------------          --------                        --------
 Monthly financial           Monthly within 30               Yes     No
 statements                  days
 Annual (CPA Audited)        FYE within 90 days              Yes     No
 [10Q and 10K                Within 5 days after filing      Yes     No
                             with the SEC]
 A/R & A/P Agings            Monthly within 20               Yes     No
                             days
 FINANCIAL COVENANT          REQUIRED             ACTUAL     COMPLIES
 ------------------          --------             ------     --------
 Maintain on a Monthly                                       Yes     No
 Basis:
 Minimum Quick Ratio         ***                  ____:1.0   Yes     No
 Maximum Debt/Tangible Net   ***                  ____:1.0   Yes     No
 Worth

 Tangible Net Worth (qtrly)  ***                  $_______   Yes     No
                             Equity + - Income
 Profitability:  9/30/97     $ ***                $_______   Yes     No
                 12/31/97    $ ***                $_______   Yes     No
                 3/31/98     $ ***                $_______   Yes     No
                 6/30/98     $ ***                $_______   Yes     No
 Minimum Debt Service          ***                ____:1.0   Yes     No
 (qtrly)
   OR
 Liquidity Ratio               ***                ____:1.0   Yes     No


*** Portions of this page have been omitted pursuant to request for Confidential Treatment and filed separately with the Commission.

                            CORPORATE BORROWING RESOLUTION

        BORROWER: VISTA MEDICAL TECHNOLOGIES, INC.    BANK: SILICON VALLEY BANK

        I, THE UNDERSIGNED SECRETARY OR ASSISTANT SECRETARY OF VISTA MEDICAL TECHNOLOGIES, INC. (the "Borrower"), HEREBY CERTIFY that Borrower is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware.

        I FURTHER CERTIFY that at a meeting of the Directors of Borrower (or by other duly authorized corporate action in lieu of a meeting), duly called and held, at which a quorum was present and voting, the following resolutions were adopted.

        BE IT RESOLVED, that any one (l) of the following named officers, employees, or agents of Borrower, whose actual signatures are shown below:

        NAMES           POSITIONS                       ACTUAL SIGNATURES
        -----           ---------                       -----------------
John R. Lyon            President & CEO                 /s/ John R. Lyon
                                                        -----------------
Robert J. De Vaere      V.P. Finance &                  /s/ Robert DeVaere
                        Admin., CFO &                   -----------------
                        Secretary


acting for and on behalf of Borrower and as its act and deed be, and they hereby are authorized and empowered:

        BORROW MONEY. To borrow frown time to time frown Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers of Borrower and Bank, such sum or sums of money as in their judgment should be borrowed.

        EXECUTE LOAN DOCUMENTS. To execute and deliver to Bank the loan documents of Borrower, on Bank's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of Borrower to Bank, and also to execute and deliver to Bank one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the loan documents, or any portion of the loan documents.

        GRANT SECURITY. To grant a security interest to Bank in any of Borrower's assets, which security interest shall secure all of Borrower's obligations to Bank

        NEGOTIATE ITEMS. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to Borrower or in which Borrower may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of Borrower with Bank or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

                            CORPORATE BORROWING RESOLUTION
                                        Page 2

        LETTERS OF CREDIT. To execute letter of credit applications and other related documents pertaining to Bank's issuance of letters of credit.

        FOREIGN EXCHANGE CONTRACTS. To execute and deliver foreign exchange contracts, either spot or forward, from time to time, in such amount as, in the judgment of the officer or officers herein authorized.

        ISSUE WARRANTS. To issue warrants to purchase Borrower's capital stock for such class, series and number, and on such terms, as an officer of Borrower shall deem appropriate.

        FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

        BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of Borrower's agreements or commitments in effect at the time notice is given.

        I FURTHER CERTIFY that the persons named above are principal officers of the Corporation and occupy the positions set opposite their respective natives; that the foregoing Resolutions now stand of record on the books of the Corporation; and that they are in full force and effect and have not been modified or revoked in any manner whatsoever.

        IN WITNESS WHEREOF, I have hereunto set my hand on 10/23/97 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED TO AND ATTESTED BY:


                                        X /s/ ROBERT DEVAERE
                                          ----------------------------------
                                          *Secretary or Assistant Secretary


                                        X
                                          ----------------------------------

                                      37